Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 23, 2023 by and among Zymeworks Inc., a Delaware corporation (the “Company”), and the persons and entities listed on the attached Schedule A who are signatories to this Agreement (collectively, the “Purchasers”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement (defined below) unless otherwise defined herein.

RECITALS

WHEREAS, the Company and the Purchasers wish to provide for certain arrangements with respect to the registration of the resale of the Registrable Securities (as defined below) by the Company under the Securities Act (as defined below) acquired pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.

Definitions

1. Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

a. “Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or Canada or any day on which banking institutions in the State of New York or Province of British Columbia are authorized or required by law or other governmental action to close.

b. “Common Stock” shall mean the common stock of the Company, $0.00001 par value per share.

c. “Effectiveness Deadline” means, with respect to the Registration Statement or Final Prospectus, as applicable, the later of April 29, 2024 and the 123rd calendar day following the Closing Date; provided, however, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

d. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

e. “Purchasers” means the Purchasers identified in the Purchase Agreement and any Affiliate or permitted transferee of any Purchaser who is a subsequent holder of Registrable Securities.

f. “Prospectus” means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

g. “Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or Final Prospectus, as applicable, or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or Final Prospectus, as applicable, or document.

h. “Registrable Securities” means (i) any shares of Common Stock issued or issuable upon the exercise of the pre-funded warrants acquired by the Purchasers pursuant to the Purchase Agreement (“Pre-Funded Warrant Shares”) and (ii) any other securities issued or issuable with respect to or in exchange for Registrable Securities, whether by merger, charter amendment or otherwise; provided, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Final Prospectus, as applicable, or Rule 144 under the Securities Act, or (B) such security becoming eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Registrable Securities and without volume or manner-of-sale restrictions.

i. “Registration Statement” means any registration statement of the Company that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the SEC under the Securities Act (as defined below), including the related prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws.

j. “Required Purchasers” means the Purchasers holding a majority of the Registrable Securities outstanding from time to time.

k. “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

Section 2.

Resale Registration Rights

2. Registration.

a. Registration Statements.

i. Upon the earlier of (i) March 15, 2024 and (ii) the first Business Day following the date that the Company files its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “Filing Deadline”), the Company shall prepare and file with the Securities and Exchange Commission (the “SEC”) one (1) Registration Statement covering the resale of all of the Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the written consent of the Required Purchasers. Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Purchasers prior to its filing or other submission.

ii. The Registration Statement referred to in Section 2(a)(i) shall be on Form S-3; provided that if the Company has and maintains at any time an effective Registration Statement on Form S-3ASR that provides for the resale of an unlimited number of securities by selling stockholders (a “Company Registration Shelf”), then the Company shall not be obligated to effect, or to take any action to effect, a registration pursuant to Section 2(a), and instead shall file with the SEC a “final” prospectus supplement to its Company Registration Shelf covering the resale of the Registrable Securities by the Purchasers (the “Final Prospectus”) prior to the Filing Deadline. The Final Prospectus shall include the information required under Item 507 of Regulation S-K of the Securities Act, which information shall be provided by the Purchasers. If Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on such other form as is available to the Company and (ii) so long as Registrable Securities remain outstanding, promptly following the date (the “Qualification Date”) upon which the Company becomes eligible to use a registration statement on Form S-3 to register the Registrable Securities for resale, but in no event more than sixty (60) days after the Qualification Date (the “Qualification Deadline”), the Company shall file a registration statement on Form S-3 covering the Registrable Securities (or a post-effective amendment on Form S-3 to a registration statement on Form S-1) (a “Shelf Registration Statement”); provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Shelf Registration Statement covering the Registrable Securities has been declared effective by the SEC.

b. Expenses. The Company will pay all reasonable expenses associated with the filing of any Registration Statement or Final Prospectus, as applicable, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold, which shall be borne by the Purchasers. For the avoidance of doubt, the fees and expenses of the Purchaser’s counsel shall be the responsibility of such Purchaser, and not the Company.

c. Effectiveness.

i. The Company shall use commercially reasonable efforts to have the Registration Statement or Final Prospectus, as applicable, declared effective as soon as practicable, but no later than the Effectiveness Deadline. The Company shall notify the Purchasers by e-mail as promptly as practicable, and in any event, within 48 hours, after any Registration Statement or Final Prospectus, as applicable, is declared effective and shall simultaneously provide the Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

ii. For not more than thirty (30) consecutive calendar days (or forty-five (45) consecutive calendar days if the Company receives comments on its Annual Report on Form 10-K or if the Company has filed or amended a Registration Statement or Final Prospectus, as applicable, relating to resales of the Registrable Securities and such filing or amendment is not automatically effective) or for a total of not more than sixty (60) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement or Final Prospectus, as applicable, contemplated by this Section if the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company, (B) amend or supplement the affected Registration Statement or Final Prospectus, as applicable, or the related Prospectus so that such Registration Statement or Final Prospectus, as applicable, or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading or (C) amend any Company Registration Shelf as necessary to convert it into a different form (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Purchaser in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of a Purchaser) disclose to such Purchaser any material non-public information giving rise to an Allowed Delay, (b) advise the Purchasers in writing to cease all sales under such Registration Statement or Final Prospectus, as applicable, until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

iii. The Effectiveness Deadline for a Registration Statement or Final Prospectus, as applicable, with respect to each Purchaser shall be extended without default or liquidated damages hereunder if the Company’s failure to obtain the effectiveness of the Registration Statement or Final Prospectus, as applicable, on a timely basis with respect to such Purchaser results from the failure of such Purchaser to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement or Final Prospectus, as applicable, in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Purchaser).

d. Rule 415; Cutback. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement or Final Prospectus, as applicable, is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Purchaser to be named as an “underwriter,” the Company shall use commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement or Final Prospectus, as applicable, is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Purchasers is an “underwriter.” The Purchasers shall have the right to select one legal counsel designated by the holders of a majority of the Registrable Securities to review and oversee any registration or matters pursuant to this Section 2(d), including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which the Purchasers’ counsel reasonably objects. If, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) remove from such Registration Statement or Final Prospectus, as applicable, such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Purchaser as an “underwriter” in such Registration Statement or Final Prospectus, as applicable, without the prior written consent of such Purchaser. Any cut-back imposed on the Purchasers pursuant to this Section 2(d) shall be allocated among the Purchasers on a pro rata basis and shall be applied first to any of the Registrable Securities of such Purchaser as such Purchaser shall designate, unless the SEC Restrictions otherwise require or provide or the Purchasers otherwise agree. In furtherance of the foregoing, each Purchaser shall provide the Company with prompt written notice of its sale of substantially all of the Registrable Securities under such Registration Statement or Final Prospectus, as applicable, such that the Company will be able to file one or more additional Registration Statements covering the Cut Back Shares. From and after the Restriction Termination Date (as defined below) applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the Company’s obligations with respect to the filing of a Registration Statement or Final Prospectus, as applicable, and its obligations to use commercially reasonable efforts to have such Registration Statement or Final Prospectus, as applicable, declared effective within the time periods set forth herein and the liquidated damages provisions relating thereto) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline and/or the Qualification Deadline, as applicable, for such Registration Statement or Final Prospectus, as applicable, including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares shall be the 120th day immediately after the Restriction Termination Date.

e. Liquidated Damages.

i. If (A) a Registration Statement or Final Prospectus, as applicable, covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline; (B) a Registration Statement or Final Prospectus, as applicable, covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (i) ten (10) Business Days after the SEC informs the Company that no review of such Registration Statement or Final Prospectus, as applicable, will be made or that the SEC has no further comments on such Registration Statement or Final Prospectus, as applicable, and (ii) the Effectiveness Deadline, or (C) after a Registration Statement or Final Prospectus, as applicable, has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement or Final Prospectus, as applicable, for any reason (including without limitation by reason of a stop order, or the Company’s failure to update such Registration Statement or Final Prospectus, as applicable, but excluding any Allowed Delay), the Company will make pro rata payments to each Purchaser then holding Registrable Securities, as liquidated damages and not as a penalty, in an amount equal to one percent (1%) of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement for any shares of Common Stock held by such Purchaser pursuant to the exercise of Pre-Funded Warrants but not for any unissued Pre-Funded Warrant Shares for each 30-day period or pro rata for any portion thereof (x) following the Filing Deadline for which no Registration Statement or Final Prospectus, as applicable, is filed with respect to the Registrable Securities or (y) during which such Registration Statement or Final Prospectus, as applicable, is unavailable, as applicable. Payment of such liquidated damages shall be the Purchasers’ exclusive remedy for such events.

ii. Notwithstanding anything to the contrary herein, the parties agree that no such liquidated damages shall be payable with respect to any period after the Registration Statement or Final Prospectus, as applicable, has been declared effective as set forth in the terms of this Agreement (it being understood that this sentence shall not relieve the Company of any liquidated damages accruing prior to the end of the Effectiveness Period). Further, in no event shall (A) the aggregate amount of liquidated damages payable pursuant to this Section 2(e) to a Purchaser exceed, in the aggregate, six percent (6%) of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement and (B) the Company be liable in any thirty (30) day period for liquidated damages under this Agreement in excess of one percent (1%) of the aggregate purchase price paid by the Purchasers pursuant to the Purchase Agreement.

iii. Payments of liquidated damages pursuant to this Section 2(e) shall be made to each Purchaser in cash no later than ten (10) Business Days after the end of each 30-day period, as applicable, (the “Payment Date”). Interest shall accrue at the rate of one percent (1%) per month on the amount of any liquidated damages that are not paid by the Payment Date until such amount is paid in full; provided, however, that such interest will not exceed in the aggregate six percent (6%) of the amount of such liquidated damages under this Section 2(e).

iv. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions applicable to such Cut Back Shares (such date, the “Restriction Termination Date”).

f. Selling Stockholder Questionnaire. At least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement or Final Prospectus, as applicable, for any registration under this Agreement, the Company will notify each holder of Registrable Securities of the information the Company requires from such holder other than the information contained in the Selling Stockholder Questionnaire attached as Exhibit B, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within three (3) Trading Days prior to the applicable anticipated filing date. Each holder of Registrable Securities further agrees that it shall not be entitled to be named as a selling stockholder in the Registration Statement or Final Prospectus, as applicable, or use the Prospectus for offers and resales of Registrable Securities at any time, unless such holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts to take such actions as are required to name such holder as a selling stockholder in the Registration Statement or Final Prospectus, as applicable, or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement or Final Prospectus, as applicable, the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information; provided however, that the Company shall not be obligated to file more than one post-effective amendment or supplement in any sixty (60) day period following the date of such Registration Statement or Final Prospectus, as applicable, is declared effective for the purposes of naming such holders as selling stockholders who are not named in such Registration Statement or Final Prospectus, as applicable, at the time of effectiveness. Each holder of Registrable Securities acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(f) will be used by the Company in the preparation of the Registration Statement or Final Prospectus, as applicable, and hereby consents to the inclusion of such information in the Registration Statement or Final Prospectus, as applicable.

Section 3.

Company Obligations

3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

a. use commercially reasonable efforts to cause such Registration Statement or Final Prospectus, as applicable, to become effective and to remain continuously effective for a period that will terminate upon the earliest of (i) the date on which all Registrable Securities covered by such Registration Statement or Final Prospectus, as applicable, as amended from time to time, have been sold, (ii) the date on which all Registrable Securities covered by such Registration Statement or Final Prospectus, as applicable, may be sold without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Registrable Securities and without volume or manner-of-sale restrictions and (iii) two (2) years after the date of this Agreement (the “Effectiveness Period”), and advise the Purchasers promptly in writing when the Effectiveness Period has expired;

b. prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement or Final Prospectus, as applicable, and the related Prospectus as may be necessary to keep such Registration Statement or Final Prospectus, as applicable, effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

c. provide copies to and permit any counsel designated by the Purchasers to review each Registration Statement or Final Prospectus, as applicable, and all amendments and supplements thereto no fewer than two (2) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

d. furnish to each Purchaser whose Registrable Securities are included in any Registration Statement or Final Prospectus, as applicable, (i) promptly after the same is prepared and filed with the SEC, if requested by the Purchaser, one copy of any Registration Statement or Final Prospectus, as applicable, and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement or Final Prospectus, as applicable, (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Purchaser;

e. use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practical moment;

f. prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Purchasers and their counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or Blue Sky laws of such jurisdictions requested by the Purchasers and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement or Final Prospectus, as applicable; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

g. promptly notify the Purchasers, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such Purchasers a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

h. otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Purchasers in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Purchasers are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder, and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least 12 months, beginning after the effective date of each Registration Statement or Final Prospectus, as applicable,, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement or Final Prospectus, as applicable, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter); and

i. with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Company covenants and agrees to use commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without the requirement for the Company to be in compliance with the current public information required under Rule 144 or any other rule of similar effect as to such Registrable Securities and without volume or manner-of-sale restrictions and (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

Section 4.

Due Diligence

4. Due Diligence Review; Information. If any Purchaser is required under applicable securities laws to be described in a Registration Statement or Final Prospectus, as applicable, as an “underwriter,” the Company shall, upon reasonable prior notice, make available, during normal business hours, for inspection and review by the Purchasers, advisors to and representatives of the Purchasers (who may or may not be affiliated with the Purchasers and who are reasonably acceptable to the Company) (collectively, the “Inspectors”), all pertinent financial and other records, and all other corporate documents and properties of the Company (collectively, the “Records”) as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Inspectors (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement or Final Prospectus, as applicable, for the sole purpose of enabling such Purchaser and its accountants and attorneys to conduct such due diligence solely for the purpose of establishing a due diligence defense to underwriter liability under the Securities Act; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to such Purchaser) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or Final Prospectus, as applicable, or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction (provided that, in such case, the Inspectors will cooperate with the Company (at the Company’s expense) in seeking and obtaining any available confidential treatment or protective order), or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other Transaction Document. Nothing in this Section 4 shall obligate the Company to provide any attorney-client privileged information to the Inspectors.

Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Purchasers, or to advisors to or representatives of the Purchasers, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Purchasers, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Purchaser wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

Section 5.

Obligation of the Purchasers

5. Obligations of the Purchasers.

a. Each Purchaser shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement or Final Prospectus, as applicable, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if such Purchaser elects to have any of the Registrable Securities included in such Registration Statement or Final Prospectus, as applicable. A Purchaser shall provide such information to the Company at least three (3) Business Days prior to the first anticipated filing date of such Registration Statement or Final Prospectus, as applicable, if such Purchaser elects to have any of the Registrable Securities included in such Registration Statement or Final Prospectus, as applicable.

b. Each Purchaser, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement or Final Prospectus, as applicable, hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement or Final Prospectus, as applicable.

c. Each Purchaser agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement or Final Prospectus, as applicable, covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made.

d. Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement or Final Prospectus, as applicable.

e. Each Purchaser covenants and agrees that they shall notify the Company following the sale of Registrable Securities to a third party as promptly as reasonably practicable, and in any event within thirty (30) days, following the sale of such Registrable Securities.

Section 6.

Indemnification

6. Indemnification.

a. Indemnification by the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: any untrue statement (or alleged untrue statement) or omission (or alleged omission) of any material fact contained in any Registration Statement or Final Prospectus, as applicable, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof and will reimburse such Purchaser, and each such officer, director or member and each such controlling person for any legal or other documented, out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement (or alleged untrue statement) or omission (or alleged omission) so made in conformity with information furnished by such Purchaser or any such controlling person in writing specifically for use in such Registration Statement or Final Prospectus, as applicable, or Prospectus, (ii) the use by a Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that such Prospectus is outdated or defective; (iii) a Purchaser’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities; or (iv) a Purchaser’s bad faith, gross negligence, recklessness, fraud or willful misconduct; provided, further, that the indemnity contained in this Section 6 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if settlement is effected without the prior written consent of the Company (which consent shall not unreasonably be withheld).

b. Indemnification by the Purchasers. Each Purchaser agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from (i) any untrue statement (or alleged untrue statement) or omission (or alleged omission) of any material fact contained in any Registration Statement, any preliminary Prospectus or Final Prospectus, or any amendment or supplement thereof and will reimburse the Company, to the extent, but only to the extent that such untrue statement of material fact or omission is contained in any information furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or Final Prospectus, as applicable, or Prospectus or amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 2(c)(ii) or Section 3(g), to the extent related to the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective. In no event shall the liability of a Purchaser be greater in amount than the dollar amount of the proceeds received by such Purchaser upon the sale of the Registrable Securities included in such Registration Statement or Final Prospectus, as applicable, giving rise to such indemnification obligation. The indemnity contained in this Section 6(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if settlement is effected without the prior written consent of such Purchaser (which consent shall not unreasonably be withheld).

c. Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person; provided that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties); and provided, further that the failure of any indemnified party to give written notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

d. Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the aggregate liability of a holder of Registrable Securities under this Section 6(d) and Section 6(b) be greater in amount than the dollar amount of the net proceeds received by it upon the sale of the Registrable Securities giving rise to such contribution obligation. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 6(a), 6(b) and 6(c), any legal or other fees, charges or expenses reasonably incurred (with appropriate documentation) by such party in connection with any investigation or proceeding. The parties agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 6(d).

Section 7.

Miscellaneous

7. Miscellaneous.

a. Effective Date. This Agreement shall be effective as of the Closing Date, and if the Closing Date has not occurred on or prior to the fifth Trading Day following the date of the Purchase Agreement, unless otherwise mutually agreed, then this Agreement shall be null and void.

b. Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Purchasers. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Purchasers.

c. Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 6.3 of the Purchase Agreement.

d. Assignments and Transfers by Purchasers. The provisions of this Agreement shall be binding upon and inure to the benefit of the Purchasers and their respective successors and assigns. A Purchaser may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Purchaser to such person, provided that such Purchaser complies with all laws applicable thereto, and the provisions of the Purchase Agreement, and provides written notice of assignment to the Company promptly after such assignment is effected, and such person agrees in writing to be bound by all of the provisions contained herein.

e. Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Purchasers, provided, however, that if the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the shares of Common Stock are converted into or exchanged for the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Purchasers in connection with such transaction unless such securities are otherwise freely tradable by the Purchasers after giving effect to such transaction.

f. Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

g. Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. If any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature was the original thereof.

h. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

i. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

j. Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

k. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

l. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

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IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day, month and year first above written.

ZYMEWORKS INC.

By:	/s/ Kenneth Galbraith
Name:	Kenneth Galbraith
Title:	Chair of the Board of Directors and Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day, month and year first above written.

ECOR1 CAPITAL FUND, L.P.

By: EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Manager

ECOR1 CAPITAL FUND QUALIFIED, L.P.

By: EcoR1 Capital, LLC, its General Partner

By:	/s/ Oleg Nodelman
Name:	Oleg Nodelman
Title:	Manager

Schedule A

The Purchasers

Name of Purchaser	Pre-Funded Warrants	Aggregate Purchase Price
EcoR1 Capital Fund, L.P.	268,059	$2,634,993.17
EcoR1 Capital Fund Qualified, L.P.	4,818,462	$47,364,999.62
Total	5,086,521	$49,999,992.79

To the above Purchasers:

EcoR1 Capital Fund, L.P.

EcoR1 Capital Fund Qualified, L.P.

357 Tehama Street, Floor 3

San Francisco, CA 94103

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

Attention: William C. Hicks; Jeffrey P. Schultz

One Financial Center

Boston, MA 02111

Exhibit A

Plan of Distribution

We are registering the shares of Common Stock issuable upon exercise of the pre-funded warrants issued to the selling stockholders to permit the resale of these shares of Common Stock by the holders of the pre-funded warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

The selling stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of Common Stock may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with sales of the shares of Common Stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short and if such short sale shall take place after the date that this Registration Statement is declared effective by the SEC, the selling stockholders may deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use shares registered on this registration statement to cover short sales of our common stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the pre-funded warrants or shares of Common Stock owned by them following exercise of the pre-funded warrants and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer or agents participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act including Rule 172 thereunder and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Each selling stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the shares of Common Stock. Upon the Company being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of Common Stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent (8.0%).

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the registration statement, of which this prospectus forms a part.

Each selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Exhibit B

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of pre-funded common stock warrants of Zymeworks Inc. (the “Company”) issued pursuant to a certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of December 23, 2023 (the “Agreement”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement or, as and if applicable, a prospectus supplement to a currently effective shelf registration statement on Form S-3ASR (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Agreement and the Registration Rights Agreement by and among the Company and the Purchasers named therein, dated as of December 23, 2023 (the “Registration Rights Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement and the Registration Rights Agreement, as applicable.

In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Registration Rights Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within three (3) Trading Days following the date of the Registration Rights Agreement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.

NOTICE

The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire, the Agreement and the Registration Rights Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	Name.

	(a)	Full Legal Name of Selling Stockholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

	(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

	(d)	Relationship of Natural Control Person to Selling Stockholder or Registered Holder (if different):

2. Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:______________________________________________________________________________

3. Beneficial Ownership of Registrable Securities Issuable Pursuant to the Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b)	Specify the number of shares of Registrable Securities to be registered pursuant to this Notice for resale:

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐    No☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes  ☐    No  ☐

Note:	If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes  ☐    No  ☐

Note:	If yes, provide a narrative explanation below:

(d)

If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐    No  ☐

Note:	If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3 and the undersigned does not have the right to acquire any securities of the Company within 60 days after the date of this Notice through the exercise of options, warrants or otherwise.

Type and amount of other securities beneficially owned:

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7. Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Exhibit A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in accordance with the notice provisions contained in the Agreement. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.

Once this Notice and Questionnaire is executed by the undersigned and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the undersigned with respect to the Registrable Securities beneficially owned by the undersigned and listed in Item (3) above.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Notice and Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:
By:
Name:
Title:

PLEASE EMAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Wilson Sonsini Goodrich & Rosati, P.C.

Attention: Jason Oh

701 Fifth Avenue, Suite 5100

Seattle, WA 98104

Tel: (206) 661-1391

Email: